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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2002

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                                 FIRSTMARK CORP.
             (Exact name of registrant as specified in its charter)



             Maine                  000-20806                 01-0389195
(State or other jurisdiction of    (Commission             (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)


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                2700 Via Fortuna, Suite 600, Austin, Texas 78746
          (Address of principal executive offices, including zip code)

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       Registrant's telephone number, including area code: (512) 306-8222

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Item 1.  Changes in Control of Registrant.

         Beginning July 11, 2002 through August 9, 2002, H. William Coogan Jr. ("Mr. Coogan") entered into 30 Securities Purchase Agreement and Option to Acquire Shares contracts (each a "Securities Purchase Agreement" and together the "Securities Purchase Agreements") with certain individual holders (each a "Seller" and together the "Sellers") of the common stock of Firstmark Corp., a Maine corporation (the "Company"). Pursuant to the terms of the Securities Purchase Agreements, each Seller agreed to sell to Mr. Coogan a certain number of shares of Company common stock held by such Seller at a per share purchase price of $1.00. As of August 28, 2002, the total number of shares of common stock that Mr. Coogan has purchased under 25 Securities Purchase Agreements is 443,552, for an aggregate acquisition purchase price of $443,552. Mr. Coogan used his personal funds to acquire the shares under those Securities Purchase Agreements.

         Mr. Coogan has not yet purchased shares of Company common stock under five Securities Purchase Agreements relating to an aggregate of 45,438 shares. Pursuant to the terms of those Securities Purchase Agreements, as amended, and pending the closing of the purchase of shares of Company common stock by Mr. Coogan from the Sellers under those agreements, each such Seller has constituted and appointed Mr. Coogan to be the Seller's true and lawful attorney-in-fact to vote the shares held by the Seller on the date of the Securities Purchase Agreements on any and all matters that may be put to a vote of shareholders of the Company at any regular or special meeting of shareholders of the Company or otherwise. Subject to the terms of the Securities Purchase Agreements, such proxy granted to Mr. Coogan is irrevocable.

         In addition, on various dates from July 10, 2002 through July 17, 2002, Mr. Coogan purchased an aggregate of 55,000 shares of Company common stock in the open market for an aggregate purchase price of $83,620.91. The purchases were funded by Mr. Coogan's personal funds.

         Before Mr. Coogan's July 2002 open market purchases of Company common stock and his entering into the Securities Purchase Agreements, Mr. Coogan had beneficial ownership of 1,056,389 shares, or approximately 19.8%, of the Company's common stock that was issued and outstanding as of June 30, 2002. Susan C. Coogan ("Ms. Coogan"), as trustee of The H. William Coogan Irrevocable Trust (the "Trust"), has had beneficial ownership of 1,162,903 shares of Company common stock since April 1997, and as of June 30, 2002, was the beneficial owner of approximately 21.8% of the Company's outstanding common stock. Mr. Coogan's recent acquisitions of common stock pursuant to 25 Securities Purchase Agreements, and the proxy power granted by the Sellers to Mr. Coogan pursuant to the terms of five Securities Purchase Agreements, together with Mr. Coogan's open market purchases of common stock, have resulted in Mr. Coogan and Ms. Coogan collectively having beneficial ownership of a majority of Company's outstanding common stock. Based on the 5,342,043 shares of Company common stock issued and outstanding as of June 30, 2002, Mr. Coogan is the beneficial owner of approximately 28.9% of the outstanding shares of Company common stock, and Ms. Coogan, as trustee of the Trust, has beneficial ownership of approximately 21.8% of the outstanding shares

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of Company common stock. Collectively, Mr. Coogan and Ms. Coogan beneficially own, and have the power to vote and direct the vote of, approximately 50.7%, or over a majority, of the issued and outstanding shares of Company common stock. In addition, Mr. Coogan is Chairman, President and Chief Executive Officer of the Company, and Ms. Coogan is a director of the Company. Considering Mr. Coogan and Ms. Coogan's collective beneficial ownership of the Company's common stock, and their positions with the Company, Mr. Coogan and Ms. Coogan may be deemed to be in control of the Company.

Item 5.  Other Events and Regulation FD Disclosure.

         Director and Officer Matters. Late in the evening of August 23, 2002, John J. Gorman, Arch Aplin, III, Charles H. Meyer and Robert J. Ellis (each a "Former Director" and together the "Former Directors") resigned as directors of the Company.

         On August 26, 2002, Susan C. Coogan was appointed a director of the Company to fill a vacancy on the Board of Directors and so that the Company has three directors, in compliance with the Company's articles of incorporation. Additionally, on August 26, 2002, Mr. Coogan was reinstated as Chairman of the Company's Board of Directors, and as its President and Chief Executive Officer. Mr. Coogan had previously held such positions from November 2001 to August 5, 2002, when he was removed as Chairman, President and Chief Executive Officer by the Board of Directors of the Company then in place.

         Annual Meeting. On July 12, 2002, Mr. Coogan, in his capacity as President of the Company, called a substitute annual meeting of the Company (the "Annual Meeting") to fix the number of directors to serve until the next annual meeting of shareholders, elect directors to serve until the next annual meeting of shareholders, and ratify the appointment of Ernst & Young, LLP to audit the Company's financial statements for its 2002 fiscal year. On August 2, 2002, Mr. Coogan delivered a Notice of the Substitute Annual Meeting dated August 2, 2002 (the "Notice") to holders of the Company's common stock, filed the Notice with the Securities and Exchange Commission (the "SEC") and set the record date for the Annual Meeting as the close of business August 9, 2002 (the "Record Date"). On August 23, 2002, Mr. Coogan filed definitive proxy materials (the "Coogan Proxy Statement") with the SEC relating to his solicitation of proxies from the shareholders of the Company in connection with the Annual Meeting, and on that date began mailing the Coogan Proxy Statement to shareholders of the Company as of the Record Date. Specifically, Mr. Coogan has delivered the Coogan Proxy Statement in order to solicit proxies from shareholders of the Company's common stock to vote for (a) for fixing the number of directors to serve until the next annual meeting of shareholders at six, (b) electing Mr. Coogan's director-nominees presented in the Coogan Proxy Statement to serve as directors of the Company, and (c) ratifying the appointment of Ernst & Young, LLP to audit the Company's financial statements for 2002.

         Legal Matters. On August 5, 2002, the day after Mr. Coogan was removed as Chairman of the Board, President and Chief Executive Officer of the Company, he, along with Ms. Coogan, in her capacity as trustee of the Trust, filed a complaint in the United States District Court for the District of Maine (the "Court") seeking a court order, among other things, to enjoin

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the Company from (1) taking any actions to prevent or delay the Annual Meeting;
and (2) issuing any shares of the Company's securities (the "Complaint"). In addition, the Complaint sought an order of the Court invalidating the July 16, 2002 issuance of 75,000 shares to Robert J. Ellis (the "Ellis Shares") and 25,000 shares to Arch Aplin, III (the "Aplin Shares"), each a Former Director, on the grounds that the issuance was not properly authorized under Maine law. On August 7, 2002, Mr. Coogan's counsel filed a motion for an ex parte temporary restraining order and preliminary injunction with the Court requesting that the Court enter an order, among other things, to enjoin the Company and the Former Directors from in any way attempting to change either the Record Date set for, or the date of, the Annual Meeting and to require the Company to provide Mr. Coogan with the shareholder lists and related material necessary to mail the Coogan Proxy Statement. On August 7, 2002, the Court issued such an order from the bench and a written order was entered by the Court on August 9, 2002.

         On August 27, 2002, the Court, upon the request of Mr. Coogan and Ms. Coogan, and with the consent of the Company and the Former Directors, entered a preliminary injunction and order to enjoin the Former Directors (1) from taking any action to challenge the Record Date for the Annual Meeting or the Notice; and (2) from taking any action to challenge or change the date of the Annual Meeting, or any date to which the meeting is subsequently adjourned (the "Order"). The Order also enjoined Messrs. Aplin and Ellis, and any person holding any proxy with respect to the Aplin Shares and the Ellis Shares, from voting the Aplin Shares and the Ellis Shares at the Annual Meeting. In addition, the Court ordered that the Aplin Shares and Ellis Shares are not to be deemed outstanding as of the Record Date. The parties consented to the Order, and the Former Directors resigned, pursuant to a settlement agreement, which settlement agreement also calls for the payment by the Company of $75,000 to Mr. Ellis following return of the Ellis shares to the Company, payment by the Company of $25,000 to Mr. Aplin following return of the Aplin shares to the Company, and the filing, after the Annual Meeting, by Mr. Coogan and Ms. Coogan, in her capacity as trustee of the Trust, of a motion to dismiss the Complaint without prejudice.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FIRSTMARK CORP.

                                     By:   /s/  H. William Coogan, Jr.
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                                           H. William Coogan, Jr.
                                           President and Chief Executive Officer



August 29, 2002





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